UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2020
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Harley-Davidson, Inc. (the “Company”) faces various adverse effects and risks related to the global outbreak of the novel coronavirus COVID-19 (“COVID-19”). On March 13, 2020, a national emergency in the U.S. was declared. Globally, the continued spread of COVID-19 has led to supply chain destabilization, facility closures, workforce disruption, and volatility in the economy, and its full impact has not yet been ascertained. The Company’s operations have already experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the U.S. and the world. If the Company’s motorcycle production operations, including facilities where operations are currently suspended, are disrupted for an extended period of time because of illness, quarantines, government actions, temporary facility closures or other restrictions in connection with the COVID-19 pandemic, the Company’s ability to supply and sell motorcycles will likely be impacted. The Company does not know how many employees may be affected by COVID-19 or for how long any impacted employees may be unable to work.

It is likely that the continued spread of COVID-19, and efforts to avoid that, could also do the following, each of which could be material: (i) disrupt the Company’s supply chain; (ii) limit the ability of the Company’s global dealers to operate, which could impact their ability to purchase and sell the Company’s products and meet their loan obligations to the Company; (iii) cause some retail customers to delay their purchase decisions, which could cause a decrease in demand for the Company’s product, (iv) adversely impact the ability of the Company’s retail credit customers to meet their loan obligations on a timely basis; (v) disrupt global capital markets impacting the Company’s access to capital, cost of capital, and overall liquidity levels; (vi) delay the Company’s new product development efforts; and/or (vii) cause other unpredictable events.

As a result of the uncertainty surrounding the magnitude and duration of the COVID-19 pandemic, the Company is withdrawing all guidance at this time.

The Company continues to work with its stakeholders (including customers, employees, suppliers, banks and dealers) to responsibly and proactively address and attempt to mitigate the impact of the COVID-19 pandemic on its liquidity, financial condition and results of operations. The Company ended 2019 with liquidity of $2.66 billion in the forms of $0.83 billion in cash and cash equivalents and $1.82 billion in availability in the forms of committed bank credit facilities and asset-backed conduit facilities. The Company has not made any discretionary repurchases of its common stock since the end of 2019.

The Company expects to provide an update on its liquidity, financial condition and results of operations in its first quarter earnings release and on the related conference call. The Company continues to believe that its overall business strategy and future opportunities remain strong, and its priority is to the health and well-being of its global employees, suppliers, dealers, and customers.

The information in this Item 7.01 shall neither be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

The Company intends that certain matters discussed in this report are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company “believes,” “anticipates,” “expects,” “plans,” “may,” “will,” “estimates,” “is on-track” or words of similar meaning. Similarly, statements that describe or refer to future expectations, future plans, strategies, objectives, outlooks, targets, guidance, commitments, or goals are also forward-looking statements. Further, all statements other than statements of historical fact, including information concerning the impact of and the Company's response to COVID-19 are forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially, unfavorably or favorably, from those anticipated as of the date of this report. Certain of such risks and uncertainties are described below. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this report are only made as of the date of this report, and the Company disclaims any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: (i) adverse economic, political or market conditions in the

U.S. and international markets and other factors such as natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19; and (ii) the Company's ability to: (A) execute its business plans and strategies, including the elements of the More Roads to Harley-Davidson accelerated plan for growth that the Company disclosed on July 30, 2018 and updated September 24, 2019, and strengthen its existing business while enabling growth; (B) manage and predict the impact that new or adjusted tariffs may have on the Company’s ability to sell products internationally, and the cost of raw materials and components; (C) execute its strategy of growing ridership, globally; (D) successfully carry out its global manufacturing and assembly operations; (E) accurately analyze, predict and react to changing market conditions and successfully adjust to shifting global consumer needs and interests; (F) develop and maintain a productive relationship with Zhejiang Qianjiang Motorcycle Co., Ltd. and launch related products in a timely manner; (G) develop and introduce products, services and experiences on a timely basis that the market accepts, that enable the Company to generate desired sales levels and that provide the desired financial returns; (H) perform in a manner that enables the Company to benefit from market opportunities while competing against existing and new competitors; (I) realize expectations concerning market demand for electric models, which will depend in part on the building of necessary infrastructure; (J) prevent, detect, and remediate any issues with its motorcycles or any issues associated with the manufacturing processes to avoid delays in new model launches, recall campaigns, regulatory agency investigations, increased warranty costs or litigation and adverse effects on its reputation and brand strength, and carry out any product programs or recalls within expected costs and timing; (K) manage supply chain issues, including quality issues and any unexpected interruptions or price increases caused by raw material shortages or natural disasters; (L) manage the impact that prices for and supply of used motorcycles may have on its business, including on retail sales of new motorcycles; (M) reduce other costs to offset costs of the More Roads to Harley-Davidson plan and redirect capital without adversely affecting its existing business; (N) balance production volumes for its new motorcycles with consumer demand; (O) manage risks that arise through expanding international manufacturing, operations and sales; (P) manage through changes in general economic and business conditions, including changing capital, credit and retail markets, and the changing political environment; (Q) successfully determine, implement on a timely basis, and maintain a manner in which to sell motorcycles in the European Union, China, and ASEAN countries that does not subject its motorcycles to incremental tariffs; (R) accurately estimate and adjust to fluctuations in foreign currency exchange rates, interest rates and commodity prices; (S) continue to develop the capabilities of its distributors and dealers, effectively implement changes relating to its dealers and distribution methods and manage the risks that its independent dealers may have difficulty obtaining capital and managing through changing economic conditions and consumer demand; (T) retain and attract talented employees; (U) prevent a cybersecurity breach involving consumer, employee, dealer, supplier, or Company data and respond to evolving regulatory requirements regarding data security; (V) manage the credit quality, the loan servicing and collection activities, and the recovery rates of HDFS' loan portfolio; (W) adjust to tax reform, healthcare inflation and reform and pension reform, and successfully estimate the impact of any such reform on the Company's business; (X) manage through the effects inconsistent and unpredictable weather patterns may have on retail sales of motorcycles; (Y) implement and manage enterprise-wide information technology systems, including systems at its manufacturing facilities; (Z) manage changes and prepare for requirements in legislative and regulatory environments for its products, services and operations; (AA) manage its exposure to product liability claims and commercial or contractual disputes; (BB) successfully access the capital and/or credit markets on terms (including interest rates) that are acceptable to the Company and within its expectations; (CC) manage its Thailand corporate and manufacturing operation in a manner that allows the Company to avail itself of preferential free trade agreements and duty rates, and sufficiently lower prices of its motorcycles in certain markets; (DD) continue to manage the relationships and agreements that the Company has with its labor unions to help drive long-term competitiveness; (EE) accurately predict the margins of its Motorcycles and Related Products segment in light of, among other things, tariffs, the cost associated with the More Roads to Harley-Davidson plan, the Company’s Manufacturing Optimization Plan, and the Company’s complex global supply chain; (FF) successfully launch a smaller displacement motorcycle in India; and (GG) address matters related to a threatened proxy fight and other actions of activist shareholders, including associated costs and management distraction, while managing the business.

The Company’s operations, demand for its products, and its liquidity could be adversely impacted by work stoppages, facility closures, strikes, natural causes, widespread infectious disease such as COVID-19, terrorism, or other factors. Other factors are described in risk factors that the Company has disclosed in documents previously filed with the Securities and Exchange Commission. Many of these risk factors are impacted by the current changing capital, credit and retail markets and the Company's ability to manage through inconsistent economic conditions.

The Company's ability to sell its motorcycles and related products and services and to meet its financial expectations also depends on the ability of the Company's independent dealers to sell its motorcycles and related products and services to retail customers. The Company depends on the capability and financial capacity of its independent dealers to develop and implement effective retail sales plans to create demand for the motorcycles and related products and services they purchase from the Company. In addition, the Company's independent dealers and distributors may experience difficulties in operating their businesses and selling Harley-Davidson motorcycles and related products and services as a result of weather, economic conditions, the impact of COVID-19, or other factors. In recent years, HDFS has experienced historically low levels of retail credit losses, but there is no assurance that this will continue. The Company believes that HDFS' retail credit losses may increase over time due to changing consumer credit behavior and HDFS' efforts to increase prudently structured loan approvals to sub-prime borrowers, as well as actions that the Company has taken and could take that impact motorcycle values. Refer to “Risk Factors” under Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of additional risk factors and a more complete discussion of some of the cautionary statements noted above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: March 26, 2020	By:	/s/ Paul J. Krause
Paul J. Krause
Assistant Secretary